                                                                   EXHIBIT 10.20


                                ESCROW AGREEMENT
                                ----------------

THIS AGREEMENT dated for reference the 16th day of November, 1993, is made

BETWEEN:

     MONTREAL TRUST COMPANY OF CANADA, of 2nd Floor,
     510 Burrard Street, Vancouver, B.C. V6C 3B9

     (the "Escrow Agent")

AND:


     C.R. PROVINI FINANCIAL SERVICES CORP., a company duly incorporated under the laws of the Province of British Columbia having its registered office at Suite 2200 - 885 West Georgia Street, Vancouver, British Columbia, V6C 3E8;


     (the "Issuer")

AND:

     EACH SHAREHOLDER, as defined in this Agreement;

WHEREAS the Shareholder has acquired or is about to acquire shares of the Issuer;

AND WHEREAS the Escrow Agent has agreed to act as escrow agent in respect of the shares upon the acquisition of the shares by the Shareholder;

NOW THEREFORE in consideration of the covenants contained in this Agreement and other good and valuable consideration (the receipt and sufficiency of which is acknowledged), the Parties agree as follows:

1.  INTERPRETATION

In this Agreement:


     (a) "Acknowledgement" means the acknowledgement and agreement to be bound in the form attached as Schedule "A" to this Agreement;

     (b)  "Act" means the Securities Act, S.B.C. 1985, c. 83;

     (c)  "Exchange" means the Vancouver Stock Exchange;

     (d) "Earn-out Formula" means the formula by which the Shares shall be released from the escrow restrictions provided for in this Agreement, which release formula is attached hereto as Schedule "B";
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     (e)  "IPO" means the initial public offering of common shares of the Issuer under a prospectus which has been filed with, and for which a receipt has been obtained from, the Superintendent under section 42 of the Act;

     (f) "Local Policy Statement 3-07" means the Local Policy Statement 3-07 in effect as of the date of reference of this Agreement, a copy of which is available for review at the Issuer's registered office;

     (g) "Shareholder" means a holder of shares of the Issuer who executes this Agreement or an Acknowledgement;

     (g) "Shares" means the shares of the Shareholder described in Schedule "C" to this Agreement, as amended from time to time in accordance with section 9;

     (h) "Superintendent" means the Superintendent of Brokers appointed under the Act; and

     (i) "Superintendent or the Exchange" means the Superintendent, if the shares of the Issuer are not listed on the Exchange, or the Exchange, if the shares of the Issuer are listed on the Exchange.


2.   PLACEMENT OF SHARES IN ESCROW

The Shareholder places the Shares in escrow with the Escrow Agent and shall deliver the certificates representing the Shares to the Escrow Agent as soon as practicable.

3.   VOTING OF SHARES IN ESCROW

Except as provided by section 4(a), the Shareholder may exercise all voting rights attached to the Shares.

4.   WAIVER OF SHAREHOLDER'S RIGHTS

The Shareholder waives the rights attached to the Shares

     (a)  to vote the Shares on a resolution to cancel any of the Shares,

     (b)  to receive dividends, and

     (c) to participate in the assets and property of the Issuer on a winding up or dissolution of the Issuer.

until such time as such Shares are released from Escrow in accordance with
Section 7(2) hereof

5.   ABSTENTION FROM VOTING AS A DIRECTOR

A Shareholder that is or becomes a director of the Issuer shall abstain from voting on a directors' resolution to cancel any of the Shares.
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                                      -3-

6.   TRANSFER WITHIN ESCROW

(1) The Shareholder shall not transfer any of the Shares except in accordance with Local Policy Statement 3-07 and with the consent of the Superintendent or the Exchange.

(2) The Escrow Agent shall not effect a transfer of the Shares within escrow unless the Escrow Agent has received:

     (a) a copy of an Acknowledgement executed by the person to whom the Shares are to be transferred, and

     (b) a letter from the Superintendent or the Exchange consenting to the transfer.

(3) Upon the death or bankruptcy of a Shareholder, the Escrow Agent shall hold the Shares subject to this Agreement for the person that is legally entitled to become the registered owner of the Shares, subject to such person effecting any transfer within escrow of the Shares to a principal of the Company in accordance with this Agreement and the rules and policies of the Exchange.

(4) Subject to section 8 hereof a Shareholder who ceases to be a principal of the Company, as that term is defined in Local Policy Statement 3-07, dies, or becomes bankrupt, may retain the Shares held hereunder by the Shareholder.

7.   RELEASE FROM ESCROW

(1) The Shareholder irrevocably directs the Escrow Agent to retain the Shares until the Shares are released from escrow pursuant to subsection (2) or surrendered for cancellation pursuant to section 8.

(2) The Escrow Agent shall not release the Shares from escrow unless the Escrow Agent has received a letter from the Superintendent or the Exchange consenting to the release which release shall be based on the Earn-out Formula provided for in Schedule "B" attached hereto and which release shall be in accordance with and governed by the provisions contained in Local Policy Statement 3-07 and the rules of the Exchange.

(3) The approval of the Superintendent or the Exchange to a release from escrow of any of the Shares shall terminate this Agreement only in respect of the Shares so released.

8.   SURRENDER FOR CANCELLATION

The Shareholder shall surrender the Shares for cancellation and the Escrow Agent shall deliver the certificates representing the Shares to the Issuer:

     (a) at the time of a major reorganization of the Issuer, if required as a condition of the consent to the reorganization by the Superintendent or the Exchange,

     (b) where the Issuer's shares have been subject to a cease trade order issued under the Act for a period of 2 consecutive years,
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     (c)  10 years from the later of the date of issue of the Shares and the date of the receipt for the Issuer's prospectus on its IPO.

     (d) if, within 10 days of a Shareholder (designated in Schedule "C" hereto) ceasing to be an employee of the Company or any of its subsidiaries (for any reason whatsoever other than death), that designated Shareholder has not entered into an agreement to transfer his shares to a principal of the Company, in accordance with section 6 hereof.

9.   AMENDMENT OF AGREEMENT

(1) Subject to subsection (2), this Agreement may be amended only by a written agreement among the Parties and with the written consent of the Superintendent or the Exchange.

(2)  Schedule "C" to this Agreement shall be amended upon:

     (a)  a transfer of Shares pursuant to section 6,

     (b)  a release of Shares from escrow pursuant to section 7, or

     (c)  a surrender of Shares for cancellation pursuant to section 8,

and the Escrow Agent shall note the amendment on the Schedule "C" in its possession.

10.  INDEMNIFICATION OF ESCROW AGENT

The Issuer and the Shareholders, jointly and severally, release, indemnify and save harmless the Escrow Agent from all costs, charges, claims, demands, damages, losses and expenses resulting from the Escrow Agent's compliance in good faith with this Agreement.

11.  RESIGNATION OF ESCROW AGENT

(1) If the Escrow Agent wishes to resign as escrow agent in respect of the Shares, the Escrow Agent shall give notice to the Issuer.

(2) If the Issuer wishes the Escrow Agent to resign as escrow agent in respect of the Shares, the Issuer shall give notice to the Escrow Agent.

(3) A notice referred to in subsection (1) or (2) shall be in writing and delivered to:

     (a) the Issuer at Suite 1600, 750 West Pender Street, Vancouver, British Columbia, V6C 2T8, or

     (b) the Escrow Agent at 2nd Floor, 510 Burrard Street, Vancouver, British Columbia, V6C 3B9,

and the notice shall be deemed to have been received on the date of delivery. The Issuer or the Escrow Agent may change its address for notice by giving notice to the other party in accordance with this subsection.


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                                      -5-

(4) A copy of a notice referred to in subsection (1) or shall concurrently be delivered to the Superintendent or the Exchange.

(5) The resignation of the Escrow Agent shall be effective and the Escrow Agent shall cease to be bound by this Agreement on that date that is 180 days after the date of receipt of the notice referred to in subsection (1) or
     (2) or on such other date as the Escrow Agent and the Issuer may agree upon (the "resignation date").

(6) The Issuer shall, before the resignation date and with the written consent of the Superintendent or the Exchange, appoint another escrow agent and that appointment shall be binding on the Issuer and the Shareholders.

12.  FURTHER ASSURANCES

The Parties shall execute and deliver any documents and perform any acts necessary to carry out the intent of this Agreement.

13.  TIME

Time is of the essence of this Agreement.

14.  GOVERNING LAWS

This Agreement shall be construed in accordance with and governed by the laws of British Columbia and the laws of Canada applicable in British Columbia.

15.  COUNTERPARTS

This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original and all of which shall constitute one agreement.

16.  LANGUAGE

Wherever a singular expression is used in this Agreement, that expression is deemed to include the plural or the body corporate where required by the context.
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17.  ENUREMENT

This Agreement enures to the benefit of and is binding on the Parties and their heirs, executors, administrators, successors and permitted assigns,

IN WITNESS WHEREOF the parties hereto have hereunto executed this Agreement as of the day and year first above written.


THE CORPORATE SEAL of MONTREAL         )
TRUST COMPANY OF CANADA was            )
hereunto affixed in the presence of    )
                                       )
                                       )
Per: /s/                               )
     _______________________________   )                                     c/s
     Authorized Signatory              )
                                       )
Per: /s/                               )
     _______________________________   )
     Authorized Signatory              )

THE CORPORATE SEAL of C.R. PROVINI     )
FINANCIAL SERVICE CORP. was            )
hereunto affixed in the presence of    )
                                       )
                                       )
Per: /s/                               )
     _______________________________   )                                     c/s
     Authorized Signatory              )
                                       )
Per: _______________________________   )
     Authorized Signatory              )

SIGNED, SEALED AND DELIVERED by        )
CLIVE BARWIN in the presence of:       )
                                       )
    /s/ P. Hough                       )
__________________________________     )                              /s/ Clive Barwin
Signature of Witness                   )                        ________________________________
                                       )
    Vancouver                          )
__________________________________     )                                 CLIVE BARWIN
Address of Witness                     )
                                       )
__________________________________     )
Occupation of Witness                  )

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                                      -7-


SIGNED, SEALED AND DELIVERED by        )
PETER HOUGH in the presence of:        )
                                       )
    /s/                                )
__________________________________     )        /s/ Peter Hough
Signature of Witness                   )     ________________________________
                                       )     PETER HOUGH
    Vancouver                          )
__________________________________     )
Address of Witness                     )
                                       )
__________________________________     )
Occupation of Witness                  )
                                       )

SIGNED, SEALED AND DELIVERED by        )
BRUCE McCLEAN in the presence of:      )
                                       )
   /s/ Peter Hough                     )
__________________________________     )            /s/ Bruce McClean
Signature of Witness                   )      ________________________________
                                       )      BRUCE McLEAN
   Vancouver                           )
__________________________________     )
Address of Witness                     )
                                       )
__________________________________     )
Occupation of Witness                  )

SIGNED, SEALED AND DELIVERED by        )
WILLIAM TURNER in the presence of:     )
                                       )
    /s/ Peter Hough                    )
__________________________________     )            /s/ William Turner
Signature of Witness                   )       ________________________________
                                       )       WILLIAM TURNER
    Vancouver                          )
__________________________________     )
Address of Witness                     )
                                       )
                                       )
__________________________________     )
Occupation of Witness                  )

SIGNED, SEALED AND DELIVERED by        )
RUSS ISAAC in the presence of:         )
                                       )
   /s/ Peter Hough                     )
__________________________________     )            /s/ Russ Isaac
Signature of Witness                   )       ________________________________
                                               RUSS ISAAC
   Vancouver                           )
__________________________________     )
Address of Witness                     )
                                       )
   CA                                  )
__________________________________     )
Occupation of Witness                  )

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                                      -8-


SIGNED, SEALED AND DELIVERED by        )
KEN LEITMAYR in the presence of:       )
                                       )
                                       )
__________________________________     )
Signature of Witness                   )     ________________________________
                                       )     KEN LEITMAYR
__________________________________     )
Address of Witness                     )
                                       )
__________________________________     )
Occupation of Witness                  )
                                       )

SIGNED, SEALED AND DELIVERED by        )
RICHARD BRUNETTE in the presence of:   )
                                       )
   /s/ Peter Hough                     )
__________________________________     )         /s/ Richard Brunette
Signature of Witness                   )      ________________________________
                                       )      RICHARD BRUNETTE
   437 W. 15th Ave. Van                )
__________________________________     )
Address of Witness                     )
                                       )
__________________________________     )
Occupation of Witness                  )

SIGNED, SEALED AND DELIVERED by        )
TODD PEEVER in the presence of:        )
                                       )
   /s/ Peter Hough                     )
__________________________________     )          /s/ Todd Peever
Signature of Witness                   )       ________________________________
                                       )       TODD PEEVER
   Vancouver                           )
__________________________________     )
Address of Witness                     )
                                       )
__________________________________     )
Occupation of Witness                  )

SIGNED, SEALED AND DELIVERED by        )
MICHAEL G. THOMSON in the presence of: )
                                       )
__________________________________     )         /s/ Michael G. Thomson
Signature of Witness                   )       ________________________________
                                       )       MICHAEL G. THOMSON
__________________________________     )
Address of Witness                     )
                                       )
__________________________________     )
Occupation of Witness                  )

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                                      -9-


SIGNED, SEALED AND DELIVERED by        )
ALLAN LEE in the presence of:          )
                                       )
   /s/ Peter Hough                     )
__________________________________     )         /s/ Allan Lee
Signature of Witness                   )       ________________________________
                                       )       ALLAN LEE
   Vancouver                           )
__________________________________     )
Address of Witness                     )
                                       )
   CA                                  )
__________________________________     )
Occupation of Witness                  )